UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 1, 2021, the Board of Directors (the “Board”) of Clean Harbors, Inc. (the “Company”) amended and restated the Company’s By-Laws to add a new Article VIII to provide, with certain exceptions, that (i) the courts of the Commonwealth of Massachusetts and any federal district court located within the Commonwealth of Massachusetts (collectively, “Massachusetts Courts”) shall be the exclusive forum for certain types of legal actions arising under Massachusetts law and (ii) the federal district courts of the United States (“Federal Courts”) shall be the exclusive forum for legal actions arising under federal securities laws including, in particular, the Federal Securities Act of 1933, as amended, and the Federal Securities Exchange Act of 1934, as amended. The new Article VIII is referred to below as the “Exclusive Forum Amendment.” As a result of the addition of the Exclusive Forum Amendment, previous Article VIII (“Miscellaneous Provisions”) of the Company's By-Laws was renumbered as Article IX.
The Amended and Restated By-Laws became effective on April 1, 2021. While shareholder approval of the Exclusive Forum Amendment is not legally required, the Board has determined that it will seek shareholder ratification of the Exclusive Forum Amendment at the Company’s 2021 annual meeting of shareholders.
The preceding summary is qualified in its entirety by reference to the Amended and Restated By-Laws, which are attached hereto as Exhibit 3.4D and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

3.4D	Amended and Restated By-Laws of Clean Harbors, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

April 1, 2021	/s/ Michael L. Battles
Executive Vice President and Chief Financial Officer

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